EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Doe Run Resources Corporation (the ‘‘Company’’), does hereby certify, to such officer’s knowledge, that:

(a) The quarterly report on Form 10-Q for the quarter ended April 30, 2006, of the Company as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2006

By:	/s/ A. Bruce Neil
A. Bruce Neil
President & Chief Executive Officer
(Principal Executive Officer)